Exhibit 10.11.2

DEFINED CONTRIBUTION MAKE-UP PLAN
OF
CONOCOPHILLIPS
TITLE II
(Effective for benefits earned or vested after

December 31, 2004)
2020 AMENDMENT AND RESTATEMENT

The

Defined

Contribution

Make-Up

Plan

of

ConocoPhillips,

Title

II

(the

“Ongoing
Plan”),

is

hereby

amended

and

restated

effective

as

of

January

1,

2020

(except

where
another date is specified herein with regard to a particular provision).

Immediately

prior

to

effectiveness

of

this

2020

Amendment

and

Restatement,

the
Ongoing

Plan

was

and

remains

subject

to

the

2012

Restatement

of

the

Defined
Contribution

Make-Up

Plan

of

ConocoPhillips,

Title

II,

which

was

effective

as

of

the
"Effective

Time"

defined

in

the

Employee

Matters

Agreement

by

and

between
ConocoPhillips

and

Phillips

66

(the

"Effective

Time"),

together

with

the

First
Amendment

to

Title

II

of

the

Defined

Contribution

Make-Up

Plan

of

ConocoPhillips
(2012 Restatement),

effective January

1, 2013,

the Second

Amendment to

Title

II of

the
Defined

Contribution

Make-Up

Plan

of

ConocoPhillips

(2012

Restatement),

effective
January 1, 2016, and the

Third Amendment to Title

II of the Defined Contribution

Make-
Up Plan of ConocoPhillips (2012 Restatement), effective October 30, 2019.

Preamble

The purpose of this Plan is to attract and retain key

employees by providing supplemental
benefits for those Eligible Employees

whose benefits under the CPSP

might otherwise be
affected

by

Pay

Limitations

or

by

a

voluntary

reduction

in

salary

under

provisions

of
KEDCP.

The Defined Contribution Make-Up Plan of ConocoPhillips is intended to provide certain specified

benefits

to

Eligible

Employees

whose

benefits

under

the

ConocoPhillips

Exhibit 10.11.2

Savings Plan might otherwise be limited.

Title I of the

Plan, sometimes referred to as

the
Frozen

Plan,

is

effective

with

regard

to

benefits

earned

and

vested

prior

to

January

1,
2005, while

Title

II of

the

Plan,

sometimes referred

to as

the Ongoing

Plan,

is effective
with regard

to benefits

earned or

vested

after December

31, 2004.

Earnings,

gains, and
losses

shall

be

allocated

to

the

Title

of

the

Plan

to

which

the

underlying

obligations
giving rise to them are allocated.

The Ongoing

Plan is

intended (1)

to comply

with Code

section 409A,

as enacted

as part
of the

American Jobs

Creation Act

of 2004,

and official

guidance issued

thereunder,

and
(2) to

be “a

plan which

is unfunded

and is

maintained by

an employer

primarily

for the
purpose of

providing deferred

compensation for

a select

group of

management or

highly
compensated employees” within the meaning of sections

201(2), 301(a)(3), and 401(a)(1)
of ERISA.

Notwithstanding any other provision

of this Ongoing Plan,

this Ongoing Plan
shall

be

interpreted,

operated,

and

administered

in

a

manner

consistent

with

these
intentions.

Section 1.

Definitions.

For

purposes

of

the

Plan,

the

following

terms,

as

used

herein,

shall

have

the

meaning
specified:
(a)

“Allocation

Ratio”

shall

mean

the

ratio

determined

by

dividing

(i)

an

amount
equal

to

the

total

value

of

the

unallocated

shares

of

Stock

allocated

to

Stock
Savings

Feature

participants

and

beneficiaries

as

of

a

Stock

Savings

Feature
Semiannual

Allocation

Date

or

Supplemental

Allocation

Date

(as

defined

in

the
CPSP)

by

(ii)

an

amount

equal

to

the

total

net

Stock

Savings

Feature

employee
deposits

used

in

the

calculation

of

the

Stock

Savings

Feature

Semiannual
Allocation or Supplemental Allocation (as defined in the CPSP).
(b)

“Beneficiary”

shall

mean

a

person

or

persons

or

the

trustee

of

a

trust

for

the
benefit

of

a

person

designated

by

a

Participant

to

receive,

in

the

event

of

death,
any

unpaid

portion

of

a

Participant's

Benefits

from

this

Plan,

as

provided

in
Section 5.3.

Exhibit 10.11.2

(c)

“Benefit”

shall

mean

an

obligation

of

the

Company

to

pay

amounts

from

the
Ongoing Plan.
(d)

“Board”
shall

mean

the

Board

of

Directors

of

the

Company,

as

it

may

be
comprised from time to time.
(e)

“Code”

shall mean the

Internal Revenue Code

of 1986,

as amended from

time to
time, or any successor statute.
(f)

“Committee”

shall mean the Nonqualified Plans Benefit

Committee as appointed
from

time

to

time

by

the

Board;

provided,

however,

that

until

a

successor

is
appointed by

the Board,

the individual

serving as

the Company’s

Vice

President
with responsibility over human resources shall be sole member of the Committee.
(g)

“Company”

shall

mean

ConocoPhillips

Company,

a

Delaware

corporation,

or
any successor corporation.

The Company is a subsidiary of ConocoPhillips.
(h)

“Company Stock Fund”

shall mean an Investment

Option under this Plan

that is
accounted for as if

investments were made

in the common

stock, $0.01 par

value,
of

ConocoPhillips,

although

no

such

actual

investments

need

be

made,

with
accounting entries being sufficient therefor.
(i)

“ConocoPhillips”

shall

mean

ConocoPhillips,

a

Delaware

corporation,

or

any
successor

corporation.

ConocoPhillips

is

a

publicly

held

corporation

and

the
parent of the Company.
(j)

“Controlled Group”

shall mean ConocoPhillips and its Subsidiaries.
(k)

“CPSP” shall mean the ConocoPhillips Savings Plan.
(l)

“CPSP Pay”

shall mean
" Pay "

as defined in the CPSP.
(m)

“DCMP

Pay”

shall

mean
" Pay "

as

defined

in

the

CPSP

without

regard

to

Pay
Limitations or voluntary salary reduction under provisions of the KEDCP.
(n)

“Election

Form”
shall mean

a

written

form,

including

one

in

electronic

format,
provided by

the Plan

Administrator pursuant

to which

a Participant

may elect

the
time and form of payment of his or her Benefits.
(o)

“Eligible

Employee”

shall

mean

an

Employee

whose

DCMP

Pay

exceeds

the
amount

set

forth

in

Code

section 401(a)(17),

as

amended

from

time

to

time,

or
who

is

eligible

to

elect

a

voluntary

salary

reduction

under

the

provisions

of

the
KEDCP.
(p)

“Employee”

shall

mean

any

individual

who

is

a

salaried

employee

of

the

Exhibit 10.11.2

Company or any Participating Subsidiary.
(q)

“Employer Discretionary

Account”

shall have

the same

meaning as

set forth

in
the CPSP.
(r)

“Employer Discretionary

Contribution Account”

shall have the

same meaning
as set forth in the CPSP.
(s)

“Employer Matching

Account”
shall have

the same

meaning as

set forth

in the
CPSP.
(t)

“Employer

Matching

Contribution

Account”
shall

have

the

same

meaning

as
set forth in the CPSP.
(u)

“ERISA”
shall mean

the Employee

Retirement Income

Security Act

of 1974,

as
amended from time to time, or any successor statute.
(v)

“Frozen

Plan”

shall mean

Title

I of

the Defined

Contribution

Make-Up Plan

of
ConocoPhillips.
(w)

“Investment

Options”

shall

mean

the

investment

options,

as

determined

from
time to

time by

the Plan

Administrator,

used to

credit earnings,

gains, and

losses
on Supplemental Thrift Feature Account and

Supplemental Stock Savings Feature
Account balances.
(x)

“KEDCP”

shall

mean

the

Key

Employee

Deferred

Compensation

Plan

of
ConocoPhillips

or

any

similar

or

successor

plan

maintained

by

a

member

of

the
Controlled Group.
(y)

“Ongoing

Plan”
shall mean

Title

II

of

the

Defined

Contribution

Make-Up

Plan
of ConocoPhillips.
(z)

“Participant”

shall

mean

an

Eligible

Employee

who

is

eligible

to

receive

a
Benefit from

this

Plan as

a result

of being

an Eligible

Employee and

any

person
for

whom

a

Supplemental

Thrift

Feature

Account

and/or

a

Supplemental

Stock
Savings Feature Account is maintained.
(aa)

“Participating Subsidiary”

shall mean a Subsidiary which has adopted the CPSP
and of which one

or more Employees are

Participants eligible to make

deposits to
the CPSP or are eligible for Benefits pursuant to this Plan.
(bb)

“Pay

Limitations”

shall

mean

the

compensation

limitations

applicable

to

the
CPSP that are set forth in Code section 401(a)(17), as adjusted.
(cc)

“Plan”
shall

mean

the

Defined

Contribution

Make-Up

Plan

of

ConocoPhillips.

Exhibit 10.11.2

The Plan is sponsored and maintained by the Company.
(dd)

“Plan Administrator” shall mean the Committee.
(ee)

“Plan Year

”
shall mean January 1 through December 31.
(ff)

“Separation

from

Service”

shall

mean

the

date

on

which

the

Participant

has

a
“separation

from

service,”

within

the

meaning

of

Code

section

409A(a)(2)(A)(i)
and

section

1.409A-1(h)

of

the

Treasury

regulations,

with

the

controlled

group,
whether

by

reason

of

death,

disability,

retirement,

or

otherwise.

In

determining
Separation from Service, with regard to

a bona fide leave of absence that

is due to
any

medically

determinable

physical

or

mental

impairment

that

can

be

expected
to result in death or can be expected to last for a continuous period of not less than six months,

where such impairment

causes the Employee

to be unable

to perform
the

duties

of

his

or

her

position

of

employment

or

any

substantially

similar
position

of

employment,

a

twenty-nine

(29)-month

period

of

absence

shall

be
substituted

for

the

six

(6)-month

period

set

forth

in

section

1.409A-1(h)(1)(i)

of
the Treasury regulations, as allowed thereunder.
(gg)

“Stock”

shall

mean

shares

of

common

stock,

$0.01

par

value,

issued

by
ConocoPhillips.
(hh)

“Stock Savings Feature”

shall mean the Stock Savings Feature of the CPSP.
(ii)

“Subsidiary”
shall mean any corporation

or other entity that

is treated as a

single
employer with

ConocoPhillips under

section 414(b)

, (c),

or (m)

of the

Code.

In
applying section

1563(a)(1), (2),

and (3)

of the

Code for

purposes of

determining
a

controlled

group

of

corporations

under

section

414(b)

and

for

purposes

of
determining

trades

or

businesses

(whether

or

not

incorporated)

under

common
control

under

regulation

section

1.414(c)-2

for

purposes

of

Code

section

414(c),
the

language

“at

least

80%”

shall

be

used

without

substitution

as

allowed

under
regulations pursuant to Code section 409A.
(jj)

“Supplemental

Stock

Savings

Contributions”

shall

mean

an

amount

equal

to
1% of the amount of

the Participant’s

DCMP Pay for a Plan

Year

that is in excess
of the Participant’s CPSP Pay for such Plan Year.
(kk)

“Supplemental

Stock

Savings

Feature

Account”

shall

mean

the

Plan

Benefit
account

of

a

Participant

that

reflects

the

portion

of

his

or

her

Benefit

that

is
intended to replace certain Stock Savings Feature benefits to which the Participant

Exhibit 10.11.2

might otherwise be entitled

but for the application

of the Pay Limitations

and/or a
voluntary salary reduction under the KEDCP.
(ll)

“Supplemental Thrift

Contributions”

shall mean

an amount

equal to

1.25% of
the amount of the

Participant’s DCMP

Pay for a Plan

Year

that is in excess

of the
Participant’s CPSP Pay for such Plan Year.
(mm)

“Supplemental Thrift Feature Account”

shall mean the Plan Benefit

account of
a Participant

which reflects

the portion

of his

or her

Benefit which

is intended

to
replace certain Thrift Feature benefits

to which the Participant

might otherwise be
entitled

but

for

the

application

of

the

Pay

Limitations

and/or

a

voluntary

salary
reduction under the KEDCP.
(nn)

“Thrift Feature”

shall mean the Thrift Feature of the CPSP.
(oo)

“Trustee”

shall mean the trustee of

the grantor trust established

for this Plan by a
trust agreement between the Company and the trustee, or any successor trustee.
(pp)

“Valuation

Date”

shall mean “Valuation

Date” as defined in the CPSP.

Section 2.

Eligibility.

Benefits may only be granted to Eligible Employees.

Section 3.

Supplemental Thrift Feature Account Benefits.

For

any

period

in

which

an

Eligible

Employee’s

DCMP

Pay

exceeds

his

or

her

CPSP
Pay,

a

Benefit

amount

shall

be

credited

to

an

Eligible

Employee’s

Supplemental

Thrift
Feature Account

for

the

Ongoing

Plan

no

later

than the

end

of

the

month

following

the
Valuation

Date

that

Company

contributions

are

made

either

to

the

Eligible

Employee’s
Employer

Matching

Contribution

Account

or

to

the

Eligible

Employee’s

Employer
Discretionary Contribution

Account, or

would have

been made

to either

such

account if
the

Eligible

Employee

had

received

Company

contributions

under

the

CPSP.

The
Benefit amount

so credited

shall equal

the percentage

set by

the CPSP

with regard

to an
Employer

Matching

Contribution

or

by

the

Company

with

regard

to

an

Employer
Discretionary

Contribution,

as

the

case

may

be,

multiplied

by

the

amount

by

which

the
Eligible

Employee’s

DCMP

Pay

for

the

period

for

which

the

Employer

Matching

Exhibit 10.11.2

Contribution or the Employer Discretionary Contribution, as the case may be, exceeds his or her CPSP Pay for that period.

Section 3.1

Supplemental Thrift Feature Account Earnings

The

Company

shall

periodically

credit

earnings,

gains,

and

losses

to

a

Participant’s
Supplemental

Thrift

Feature

Account,

until

the

full

balance

of

such

Account

has

been
distributed.

Earnings, gains,

and losses

shall be

credited to

a Participant’s

Supplemental
Thrift

Feature

Account

under

this

Section

based

on

the

results

that

would

have

been
achieved had amounts credited to such Account been

invested as soon as practicable after
crediting

into

Investment

Options

selected

by

the

Participant.

The

Plan

Administrator
shall

specify

procedures

to

allow

Participants

to

make

elections

as

to

the

deemed
investment of

amounts newly

credited to

their Supplemental

Thrift Feature

Accounts, as
well

as

the

deemed

investment

of

amounts

previously

credited

to

their

Supplemental
Thrift Feature

Accounts.

Nothing in

this Section

or otherwise

in the

Plan, however,

will
require

the

Company

to

actually

invest

any

amounts

in

such

Investment

Options

or
otherwise.

Section 4.

Supplemental Stock Savings Feature Account Benefits.

For

each

month

in

which

a

Semiannual

or

Supplemental

Allocation

(as

defined

in

the
CPSP) is

made to

a Eligible

Employee’s

Stock Savings

Feature Account,

or would

have
been

made

to

such

account

if

the

Eligible

Employee

had

received

a

Semiannual

or
Supplemental

Allocation,

a

Benefit

amount

shall be

credited to

his

or

her Supplemental
Stock Savings Feature Account.

The Benefit amount to

be credited shall be

calculated in
shares

in

the

Company

Stock

Fund

of

this

Plan

and

shall

be

equal

to

(i)

the

Eligible
Employee's

Supplemental

Stock

Savings

Contributions

during

the

applicable Allocation
Period (as defined in the

CPSP) multiplied by the applicable Allocation

Ratio, divided by
(ii)

the

share

value

for

the

Company

Stock

Fund

of

the

CPSP

on

the

applicable
Allocation Date (as defined in

the CPSP).

This amount shall be credited no

later than the
end

of

the

month

following

the

Valuation

Date

that

a

Semiannual

Allocation

or
Supplemental

Allocation

is

made

under

the

Stock

Savings

Feature, or

would

have

been

Exhibit 10.11.2

made had the Eligible

Employee received such a

Semiannual Allocation or Supplemental
Allocation under the

Stock Savings Feature.

A share in

the Company Stock

Fund of this
Plan

shall

have

a

value

equivalent

to

a

share

in

the

Company

Stock

Fund

of

the

CPSP.

Notwithstanding the foregoing,

allocations under

this Section

4 shall

cease with

the final
allocation for the period ending December 31, 2012, made in January, 2013.

Section 4.1

Supplemental Stock Savings Feature Account Earnings

After

being

initially

invested

in

the

Company

Stock

Fund

account,

the

amounts

in

the
Participant’s

Supplemental Stock

Savings Feature

Account shall

thereafter be

eligible to
be

invested

in

Investment

Options

selected

by

the

Participant.

The

Company

shall
periodically

credit

earnings,

gains

and

losses

to

a

Participant’s

Supplemental

Stock
Savings

Feature

Account,

until

the

full

balance

of

such

Account

has

been

distributed.

Earnings,

gains,

and

losses

shall

be

credited

to

a

Participant’s

Supplemental

Stock
Savings

Feature

Account

under

this

Section

based

on

the

results

that

would

have

been
achieved had amounts credited to such Account been

invested as soon as practicable after
crediting into the Company Stock Fund of this Plan or the Investment Options selected by the Participant.

The Plan

Administrator shall

specify procedures

to allow

Participants to
make

elections

as

to

the

deemed

investment

of

amounts

previously

credited

to

their
Supplemental

Stock

Savings Feature

Accounts.

Nothing

in

this

Section or

otherwise in
the Plan,

however,

will require

the Company

to actually

invest any

amounts in

Stock or
in such Investment Options or otherwise.

Section 5.

Payment.

In

the

absence

of

an

effective

election

under

Section

5.1

or

Section

5.2,

Benefits

that

a
Participant is

eligible to

receive under

the Ongoing

Plan (and

earnings, gains,

and losses
thereon) shall be

paid in

one lump sum

payment as of

the first calendar

quarter that is

(i)
with regard to elections

made before January 1,

2020, six (6)

months after the date

of the
Participant’s

Separation

from

Service

and

(ii)

with

regard

to

elections

made

after
December

31,

2019,

twelve

(12)

months

after

the

date

of

the

Participant’s

Separation
from Service.

Furthermore, in

the absence

of an

effective

election under

Section 5.1

or

Exhibit 10.11.2

Section 5.2, if

the Participant dies prior

to his or her

Separation from Service, or

after his
or

her

Separation

from

Service

but

prior

to

the

date

that

the

Benefits

which

the
Participant is

eligible to

receive under

the Ongoing

Plan (and

earnings, gains,

and losses
thereon)

commence

to

be

paid,

the

Benefits

that

the

Participant

is

eligible

to

receive
under

the

Ongoing

Plan

(and

earnings,

gains,

and

losses

thereon)

shall

be

paid

in

one
lump

sum

cash

payment

to

the

Participant’s

Beneficiary

or

Beneficiaries

as

soon

as
administratively practicable after the Participant’s death.

Section 5.1

Payment Election by Participant.

A Participant may elect on an Election Form delivered to the Plan

Administrator at a time
set by

the Plan

Administrator (which

shall be

prior to

the beginning

of the

Plan Year)

to
have the

amounts attributable

to Benefits

under the

Ongoing Plan

that are

credited to

his
or

her

Supplemental

Thrift

Feature

Account

(and

earnings,

gains,

and

losses

thereon)
with respect to

such Plan

Year

and the amounts

attributable to

Benefits credited to

his or
her

Supplemental

Stock

Savings

Feature

Account

(and

earnings,

gains,

and

losses
thereon) with respect to such Plan Year

paid to the Participant in either:

(a)

one lump sum payment, or
(b)

annual, semi-annual,

or quarterly

installments, using

a declining

balance method,
over a period ranging from one to fifteen years.

A Participant may

elect to have

payments commence as

of the beginning

of any calendar
quarter that is at least

one year after the date of

the Participant’s

Separation from Service,
provided

that,

for

elections

after

December

31,

2019,

no

first

payment

shall

commence
later than

the 100
th

birthday of

the Participant.

In the

absence of

an election

on the

date
which

a

payment

is

to

commence,

it

shall

commence

as

of

the

beginning

of

the

first
calendar quarter

that is

(i) with

regard to

elections made

before January

1, 2020,

six (6)
months after

the date

of the

Participant’s

Separation from

Service and

(ii) with

regard to
elections

made

after

December

31,

2019,

twelve

(12)

months

after

the

date

of

the
Participant’s Separation from Service.

Exhibit 10.11.2

Section 5.2

Change in Time or Form of Payment.

A Participant may

make an election

to change the

time or form

of payment elected under
Section 5.1 or the payment to be made under Section

5, but only if the following rules are
satisfied:

(a)

The

election

to

change

the

time

or

form

of

payment

may

not

take

effect

until

at
least twelve months after the date on which such election is made;
(b)

Except for

a payment

made with

respect to

the death

of the

Participant, payment
under such election

may not be

made earlier than

at least five

years from the

date
the payment would have otherwise been made or commenced;
(c)

Such payment may commence as of the beginning of any calendar quarter;
(d)

An

election

to

receive

payments

in

installments

shall

be

treated

as

a

single
payment for purposes of these rules;
(e)

The

election

may

not

result

in

an

impermissible

acceleration

of

payment
prohibited under Code section 409A;
(f)

No more than three (3) such elections shall be permitted; and
(g)

For changes made after December 31, 2019, no first payment may be scheduled to commence after the 100
th

birthday of the Participant.

Section 5.3

Beneficiary Designation.

A Participant

may

designate

a

Beneficiary

or

Beneficiaries

to receive

the

entire

balance
of

the

Participant’s

Deferred

Compensation

Account

by

giving

signed

written

notice

of
such designation

to the

Plan Administrator

upon forms

supplied by

and delivered

to

the
Plan

Administrator

and

may

revoke

such

designations

in

writing;

provided,

that

writing
and

signing

may

be

done

by

any

electronic

means

approved

by

the

Plan

Administrator.

The

Participant

may

from

time

to

time

change

or

cancel

any

previous

beneficiary
designation

in

the

same

manner.

The

last

beneficiary

designation

received

by

the

Plan
Administrator shall

be controlling

over any

prior

designation and

over any

testamentary
or

other

disposition.

After

acceptance

by

the

Plan

Administrator

of

such

written
designation, it

shall take

effect as

of the

date on

which it

was signed

by the

Participant,

Exhibit 10.11.2

whether the

Participant is

living at

the time

of such

receipt, but

without prejudice

to the
Company

or

any

member

of

the

Controlled

Group

or

the

Plan

Administrator

or

their
respective employees and

agents on account of

any payment made

under this Plan

before
receipt

of

such

designation.

If

no

designation

of

a

Beneficiary

is

on

file

with

the

Plan
Administrator

at

the

time

of

the

death

of

the

Participant

or

such

designation

is

not
effective

for

any

reason

as

determined

by

the

Plan

Administrator,

then,

for

purposes

of
this

Plan,

“Beneficiary”

shall

mean,

and

such

Benefits

shall

be

paid

to,

(i)

the
Participant's

surviving

spouse

as

of

the

Participant's

date

of

death,

or

(ii)

if

there

is

no
surviving spouse as of the Participant's date of death, the Participant’s estate.

Section 5.4

Acceleration of Payment of Benefits.

Notwithstanding

any

other

provision

of

this

Plan

to

the

contrary,

except

as

provided

in
Section 12(g) and below,

in no event shall this

Plan permit the acceleration

of the time or
schedule

of

any

payment

or

distribution

under

this

Plan,

except

that

the

Plan
Administrator may

accelerate a payment

or distribution

under this

Plan to

comply with

a
certificate

of

divestiture,

as

provided

in

section

1.409A-3(j)(4)(iii)

of

the

Treasury
regulations.

Moreover,

if

a

portion

of

a

Participant's

Benefit

(and

earnings,

gains,

and
losses thereon)

is includible

in income

under Code

section 409A,

then such

portion shall
be

distributed

immediately

to

the

Participant

in

accordance

with

section

1.409A-
3(j)(4)(vii) of the Treasury regulations.

Section 6.

Nonassignability.

The

interest

of

a

Participant

or

his

Beneficiary

or

Beneficiaries

hereunder

may

not

be
sold,

transferred,

assigned,

or

encumbered

in

any

manner,

either

voluntarily

or
involuntarily,

and

any

attempt

so

to

anticipate,

alienate,

sell,

transfer,

assign,

pledge,
encumber, or

charge the

same shall be null

and void; neither

shall the Benefits

hereunder
be

liable

for

or

subject

to

the

debts,

contracts,

liabilities,

engagements,

or

torts

of

any
person

to

whom

such

Benefits

or

funds

are

payable,

nor

shall

they

be

an

asset

in
bankruptcy or subject to garnishment, attachment, or other legal or equitable proceedings.

Exhibit 10.11.2

Section 7.

Administration.

(a)

The

Plan

shall

be

administered

by

the

Plan

Administrator.

The

Plan
Administrator may

delegate to

employees of

the Company

or any

member of

the
Controlled

Group

the

authority

to

execute

and

deliver

such

instruments

and
documents,

to

do

all

such

acts

and

things,

and

to

take

such

other

steps

deemed
necessary,

advisable, or

convenient for

the effective

administration of

the Plan

in
accordance

with

its

terms

and

purpose,

except

that

the

Plan

Administrator

may
not

delegate

any

discretionary

authority

with

respect

to

substantive

decisions

or
functions regarding

the Plan

or Benefits

under the

Plan.

The Plan

Administrator
may designate

a third

party to

provide services

that

may include

record keeping,
Participant accounting, Participant communication, payment of installments to the
Participant,

tax

reporting,

and

any

other

services

specified

in

an

agreement

with
such third

party.

The Plan

Administrator may

adopt such

rules, regulations,

and
forms

as

deemed

desirable

for

administration

of

the

Plan

and

shall

have

the
discretionary

authority

to

allocate

responsibilities

under

the

Plan

to

such

other
persons

as

may

be

designated.

The

Plan

Administrator

shall

have

absolute
discretion

in

carrying

out

its

responsibilities,

and

all

interpretations,

findings

of
fact

and

resolutions

described

herein

which

are

made

by

the

Plan

Administrator
shall be binding, final and conclusive on all parties.
(b)

The

Plan

Administrator

and

his

or

her

delegates

shall

serve

without

bond

and
without

compensation

for

services

under

this

Plan.

All

expenses

of

the

Plan
Administrator and his or her delegates for services under this Plan shall be paid by the

Company.

None

of

the

Plan

Administrator

or

his

or

her

delegates

shall

be
liable

for

any

act

or

omission

on

his

or

her

own

part

excepting

his

or

her

own
willful

misconduct.

Without

limiting

the

generality

of

the

foregoing,

any

such
decision

or

action

taken

by

the

Plan

Administrator

or

his

or

her

delegates

in
reliance

upon

any

information

supplied

by

an

officer

of

the

Company,

the
Company's

legal

counsel,

or

the

Company's

independent

accountants

in
connection

with

the

administration

of

this

Plan

shall

be

deemed

to

have

been
taken in good faith.

Exhibit 10.11.2

Section 7.1

Claim for Benefits.

(a)

Any

claim

for

benefits

hereunder

shall

be

presented

in

writing

to

the

Plan
Administrator

for

consideration,

grant,

or

denial.

Claimants

will

be

notified

in
writing

of

approved

claims,

which

will

be

processed

as

claimed.

A

claim

is
considered

approved

only

if

its

approval

is

communicated

in

writing

to

a
claimant.
(b)

In the

case of

a denial

of a

claim respecting

benefits paid

or payable

with respect
to

a

Participant,

a

written

notice

will

be

furnished

to

the

claimant

within

ninety
(90) days of the date

on which the claim

is received by the

Plan Administrator.

If
special circumstances (such

as for a hearing)

require a longer period,

the claimant
will be notified in

writing, prior to the

expiration of the ninety

(90)-day period, of
the

reasons

for

an

extension

of

time;

provided,

however,

that

no

extensions

will
be permitted beyond ninety (90) days after the expiration of the initial ninety (90)-
day period.

A denial

or partial

denial of

a claim

will be

dated and

signed by

the
Plan Administrator and will clearly set forth:
(1)

the specific reason or reasons for the denial;
(2)

specific

reference

to

pertinent

Plan

provisions

on

which

the

denial

is
based;
(3)

a

description

of

any

additional

material

or

information

necessary

for

the
claimant to

perfect

the

claim

and an

explanation

of why

such

material

or
information is necessary; and
(4)

an

explanation

of

the

procedure

for

review

of

the

denied

or

partially
denied claim set forth below,

including the claimant’s

right to bring a civil
action

under

ERISA

section

502(a)

following

an

adverse

benefit
determination on review.
(c)

Upon

denial

of

a

claim,

in

whole

or

in

part,

a

claimant

or

his

duly

authorized
representative will

have the

right to

submit a

written request

to the

Trustee

for a
full and

fair

review of

the denied

claim by

filing

a written

notice

of

appeal

with
the Trustee

within sixty

(60) days

of the

receipt by

the claimant

of written

notice
of the denial

of the claim.

A claimant or

the claimant’s

authorized representative

Exhibit 10.11.2

will have, upon request and

free of charge, reasonable access

to, and copies of, all
documents,

records,

and

other

information

relevant

to

the

claimant’s

claim

for
benefits

and

may

submit

issues

and

comments

in

writing.

The

review

will

take
into

account all

comments,

documents,

records, and

other

information

submitted
by the

claimant relating

to the

claim, without

regard to

whether such

information
was

submitted

or

considered

in

the

initial

benefit

determination.

If the

claimant
fails to

file a

request for

review within

sixty

(60) days

of the

denial notification,
the claim

will be

deemed abandoned

and the

claimant precluded

from reasserting
it.

If

the

claimant

does

file

a

request

for

review,

his

request

must

include

a
description of

the issues

and evidence

he deems

relevant.

Failure to

raise issues
or present

evidence on

review will

preclude those

issues or

evidence from

being
presented in any subsequent proceeding or judicial review of the claim.
(d)

The

Trustee

will

provide

a

prompt

written

decision

on

review.

If

the

claim

is
denied on review, the decision shall set forth:
(1)

the specific reason or reasons for the adverse determination;
(2)

specific

reference

to

pertinent

Plan

provisions

on

which

the

adverse
determination is based;
(3)

a statement that the claimant is entitled to receive, upon request and free of charge,

reasonable

access

to,

and

copies

of,

all

documents,

records,

and
other information relevant to the claimant’s claim for benefits; and

(4)

a

statement

describing

any

voluntary

appeal

procedures

offered

by

the
Plan

and

the

claimant’s

right

to

obtain

the

information

about

such
procedures, as well as a statement of the claimant’s

right to bring an action
under ERISA section 502(a).
(e)

A

decision

will

be

rendered

no

more

than

sixty

(60)

days

after

the

Trustee’s
receipt of

the request

for review,

except that

such period

may be

extended for

an
additional

sixty

(60)

days

if

the

Trustee

determines

that

special

circumstances
(such as for a hearing) require

such extension.

If an extension of time

is required,
written notice of

the extension

will be furnished

to the claimant

before the

end of
the initial sixty (60)-day period.
(f)

To

the extent permitted by

law, decisions

reached under the claims procedures

set
forth in

this

Section shall

be final

and

binding

on all

parties. No

legal action

for

Exhibit 10.11.2

benefits

under

the

Plan

shall

be

brought

unless

and

until

the

claimant

has
exhausted his

remedies under

this Section.

In any

such legal

action, the

claimant
may only

present evidence

and theories

which

the

claimant

presented during

the
claims

procedure.

Any

claims

which

the

claimant

does

not

in

good

faith

pursue
through

the

review

stage

of

the

procedure

shall

be

treated

as

having

been
irrevocably waived.

Judicial review

of a

claimant’s

denied claim

shall be

limited
to a

determination of

whether the

denial was

an abuse

of discretion

based on

the
evidence and theories the claimant presented during the claims procedure.
(g)

Any payment to a Participant or Beneficiary,

all in accordance with the provisions
of

this

Plan,

shall

to

the

extent

thereof

be

in

full

satisfaction

of

all

claims
hereunder

against

the

Plan

Administrator,

the

Company

and

all

Participating
Subsidiaries,

any

of

which

may

require

such

Participant

or

Beneficiary

as

a
condition to

such payment

to execute

a receipt

and

release therefor

in such

form
as shall be

determined by the

Plan Administrator,

the Company or

a Participating
Subsidiary.

If a

receipt and

release is

required and

the Participant

or Beneficiary
(as

applicable)

does

not

provide

such

receipt

and

release

in

a

timely

enough
manner

to

permit

a

timely

distribution

in

accordance

with

the

general

timing

of
distribution

provisions

in

this

Plan,

the

payment

of

any

affected

distribution(s)
shall be forfeited.
(h)

Benefits under

this Plan

will be

paid only

if the

Plan Administrator

decides in

its
discretion

that

a

Participant

or

Beneficiary

is

entitled

to

the

Benefits.

Notwithstanding

the

foregoing

or

any

provision

of

this

Plan,

a

Participant

(or
other claimant)

must exhaust

all administrative

remedies set

forth in

this

Section
7.1 or otherwise

established by the

Plan Administrator before

bringing any action
at law or

equity.

Any claim

based on a

denial of

a claim under

this Plan

must be
brought

no

later

than

the

date

which

is

two

(2)

years

after

the

date

of

the

final
denial of a

claim under this

Section 7.1.

Any claim not

brought within

such time
shall be waived and forever barred.

Exhibit 10.11.2

Section 8.

Rights of Employees and Participants.

Nothing

contained in

the

Plan

(or

in

any

other

documents

related

to

this

Plan

or

to

any
Benefit)

shall

confer

upon

any

Employee

or

Participant

any

right

to

continue

in

the
employ

or

other

service

of

the

Company

or

any

member

of

the

Controlled

Group

or
constitute

any

contract or

limit

in any

way

the

right

of

the

Company

or

any

member

of
the Controlled

Group to

change such

person's compensation

or other

benefits or

position
or to terminate the employment of such person with or without cause.

Section 9.

Awards in Foreign

Countries.

The

Board

or

its

delegate

shall

have

the

authority

to

adopt

such

modifications,
procedures, and

subplans as

may be

necessary or

desirable to

comply with

provisions of
the

laws

of

foreign

countries

in

which

the

Company

or

Participating

Subsidiaries

may
operate to

assure the

viability of

the Benefits

of Participants

employed in

such countries
and to meet the purpose of this Plan.

Section 10.

Amendment and Termination.

The Board

reserves the

right to

amend this

Plan from

time to

time, to

terminate the

Plan
entirely

at

any

time,

and

to

delegate

such

authority

as

the

Board

deems

necessary

or
desirable;

provided,

however,

that

no

amendment

may

affect

the

balance

in

a
Participant’s

account on

the effective

date

of

the

amendment; and,

further

provided, the
Company shall remain

liable for any

Benefits accrued under

this Plan prior

to the date

of
amendment or termination.

Section 11.

Method of Providing Payments.

(a)

Nonsegregation.

Amounts

deferred

pursuant

to

this

Plan

and

the

crediting

of
amounts to

a Participant’s

accounts shall

represent

the Company’s

unfunded and
unsecured

promise

to

pay

compensation

in

the

future.

With

respect

to

said
amounts, the relationship of

the Company and a Participant

shall be that of

debtor

Exhibit 10.11.2

and

general

unsecured

creditor.

While

the

Company

may

make

investments

for
the

purpose

of

measuring

and

meeting

its

obligations

under

this

Plan

such
investments shall remain the sole property of the

Company subject to claims of its
creditors generally,

and shall

not be deemed

to form or

be included in

any part of
the Participant’s accounts.
(b)

Funding.

It is

the intention

of the

Company that

this

Plan shall

be unfunded

for
federal tax

purposes and

for purposes

of Title

I of

ERISA.

All amounts

payable
under this

Plan

shall

be paid

solely

from

the

general assets

of

the

Company

and
any

rights

accruing

to

a

Participant

under

this

Plan

shall

be

those

of

a

general
creditor; provided, however,

that the Company

may establish one

or more grantor
trusts to

satisfy part

or all

of the

Company's Plan

payment obligations

so long

as
this

Plan

remains

unfunded

for

purposes

of

sections

201(2),

301(a)(3),

and
401(a)(1) of ERISA.

Section 12.

Miscellaneous Provisions.

(a)

Except

as

otherwise

provided

herein,

the

Plan

shall

be

binding

upon

the
Company,

its successors and

assigns, including but

not limited to

any corporation
which may acquire all or

substantially all of the Company's

assets and business or
with or into which the Company may be consolidated or merged.
(b)

This Plan

shall be

construed, regulated,

and administered

in accordance

with

the
laws of the State of Texas

except to the extent that said laws have been preempted
by

the

laws

of

the

United

States.

The

forum

and

venue

for

any

suit

brought
regarding any claim under this Plan shall be in Harris County, Texas.
(c)

If

any

provision

of

this

Plan

shall

be

held

illegal

or

invalid

for

any

reason,

said
illegality

or

invalidity

shall

not

affect

the

remaining

provisions

hereof;

instead,
each

provision

shall

be

fully

severable,

and

this

Plan

shall

be

construed

and
enforced as if said illegal or invalid provision had never been included herein.
(d)

For

purposes

of

this

Plan,

electronic

communications

and

signatures

shall

be
considered to be

in writing if

made in conformity

with procedures which

the Plan
Administrator may adopt from time to time.

Exhibit 10.11.2

(e)

The

Plan

Administrator,

in

its

sole

discretion,

may

direct

that

a

payment

to

be
made

to

an

incompetent

or

disabled

person,

whether

because

of

minority

or
mental

or

physical

disability,

instead

be

made

to

the

guardian

or

legal
representative

of

such

person

or

to

the

person

having

custody

of

such

person
(unless prior

claim therefor

shall have

been made

by a

duly qualified

guardian or
other

legal

representative),

without

further

liability

either

on

the

part

of

the
Company

or

a

Participating

Subsidiary

or

the

Plan

for

the

amount

of

such
payment

to

the

person

on

whose

benefit

such

payment

is

made.

Any

payment
made

in

accordance

with

the

provisions

of

this

provision

shall

be

a

complete
discharge

of

any

liability

of

the

Company,

its

Subsidiaries,

and

this

Plan

with
respect to the Benefits so paid.
(f)

Payment

of

Plan

Benefits

may

be

subject

to

administrative

or

other

delays

that
result

in

payment

to

the

Participant

or

his

beneficiaries

on

a

date

later

than

the
date specified

in this

Plan or

the Participant's

Election Form.

Any such

payment
delays

will

comply

with

Code

section

409A

of

the

Code,

including

without
limitation

section

1.409A-2(b)(7)

of

the

Treasury

regulations.

No

Participant

or
Beneficiary

shall

be

entitled

to

any

additional

earnings

or

interest

in

respect

of
any such payment delays, nor shall any Participant or Beneficiary be provided any election with respect to the timing of any delayed payment.
(g)

If

all

or

any

part

of

any

Participant's

or

Beneficiary's

Benefit

hereunder

shall
become subject to any estate, inheritance, income, employment or other tax which
the

Company

shall

be

required

to

pay

or

withhold,

the

Company

shall

have

the
full power

and authority

to withhold

and pay

such tax

out of

any monies

or other
property

held

for

the

account

of

the

Participant

or

Beneficiary

whose

interests
hereunder

are

so

affected

(including,

without

limitation,

by

reducing

and
offsetting the Participant's or

Beneficiary's account balance).

Prior to making any
payment,

the

Company

may

require

such

releases

or

other

documents

from

any
lawful taxing authority as it shall deem necessary or desirable.
(h)

No

amount

accrued

or

payable

hereunder

shall

be

deemed

to

be

a

portion

of

an
Employee's

compensation

or

earnings

for

the

purpose

of

any

other

employee
benefit

plan

adopted

or

maintained

by

the

Company,

nor

shall

this

Plan

be
deemed to amend or modify the provisions of the CPSP.

Exhibit 10.11.2

(i)

It is

the intention

of the

Company that,

so long

as any

of ConocoPhillips’

equity
securities

are

registered

pursuant

to

section

12(b)

or

12(g)

of

the

Securities
Exchange Act

of 1934,

this Plan

shall be

operated in

compliance with

16(b) and,
if any Plan provision or transaction is found not to comply with section 16(b), that
provision

or

transaction,

as

the

case

may

be,

shall

be

deemed

null

and

void
ab
initio
.

Notwithstanding anything

in the

Plan to

the contrary,

the Company,

in its
absolute discretion,

may bifurcate

the Plan

so as

to restrict,

limit or

condition the
use

of

any

provision

of

the

Plan

to

Participants

who

are

officers

and

directors
subject

to

section

16(b)

without

so

restricting,

limiting

or

conditioning

the

Plan
with respect to other Participants.
(j)

This

Plan

is

intended

to

meet

the

requirements

of

Code

section

409А,

as
applicable,

in

order

to

avoid

any

adverse

tax

consequences

resulting

from

any
failure

to

comply

with

Code

section

409А

and,

as

a

result,

this

Plan

shall

be
operated

in

a

manner

consistent

with

such

compliance.

Except

to

the

extent
expressly

set

forth

in

this

Plan,

the

Participant

(and/or

the

Participant's
Beneficiary,

as applicable) shall

have no right

to dictate the

taxable year in

which
any payment hereunder that is subject to Code section 409А should be paid.
(k)

This

Ongoing

Plan

replaced

the

Frozen

Plan,

which

was

frozen

effective

as

of
December

31,

2004.

The

distribution

of

amounts

that

were

earned

and

vested
(within

the

meaning

of

Code

section

409A

and

official

guidance

issued
thereunder) under the Frozen Plan

prior to January 1,

2005 (and earnings thereon)
are

exempt

from

the

requirements

of

Code

section

409A

shall

be

made

in
accordance with the terms of the Frozen Plan.
(l)

At the Effective

Time, certain

active employees of

Phillips 66 and

members of its
controlled

group

ceased

to

participate

in

the

Plan,

and

the

liabilities,

including
liabilities related to

benefits grandfathered from Code

section 409A (
i.e. , amounts
deferred

and

vested

prior

to

January

1,

2005),

for

these

participant's

benefits
under the Plan were transferred to the members of the Phillips 66 controlled group
and

continued

as

the

Phillips

66

Defined

Contribution

Make-Up

Plan.

ConocoPhillips

distributed its

interest

in

Phillips

66

to

its

shareholders

as

of

the
Distribution.

Notwithstanding Section

10 of

this Plan,

on and

after the

Effective
Time,

the Company,

ConocoPhillips, other

members of

the Controlled

Group (as

Exhibit 10.11.2

determined after

the Distribution),

the Plan,

any directors,

officers,

or employees
of

any

member

of

the

Controlled

Group

(as

determined

after

the

Distribution),
and

any

successors

thereto,

shall

have

no

further

obligation

or

liability

to,

or

on
behalf

of,

any

such

participant

with

respect

to

any

benefit,

amount,

or

right
transferred to or due under the Phillips 66 Defined Contribution Make-Up Plan.
Further, as of the

Distribution, any Phillips 66 common

stock ("Phillips 66
Stock")

held

in

the

Company

Stock

Fund

shall

be

transferred

to

a

separate
Investment

Option

under

this

Plan

that

is

accounted

for

as

if

investments

were
made

in

Phillips

66

Stock,

although

no

such

actual

investments

need

be

made,
with

accounting

entries

being

sufficient

therefor.

Investments

in

the

Phillips

Stock

fund

will

be

determined

as

of

the

Distribution.

On

and

after

the
Distribution, a

Participant will

be allowed

to hold

or liquidate

his or

her deemed
investment in Phillips

66 Stock.

No additional deemed investments

in Phillips 66
Stock will be allowed to be elected.
Section 13.

Effective Date of the Restated Plan.

Title II

of the Defined

Contribution Make-Up

Plan of ConocoPhillips

is hereby amended
and restated as set forth in

this 2020 Amendment and Restatement

effective as of January
1, 2020.

Executed this ____ day of December,

2019, by a duly authorized officer of the Company.

Heather G. Sirdashney
Vice President, Human Resources

DCMP Title II 2020 Restatement

12-19-2019